UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22054

Simple Capital Trust

(Exact name of registrant as specified in charter)

One Apple Hill

Suite 316

Natick, MA 01760

 (Address of principal executive offices)(Zip code)

Oriosto Medrano Santana

One Apple Hill

Suite 316

Natick, Massachusetts 01760

 (Name and address of agent for service)

Registrant's telephone number, including area code: 508-655-7948

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

THE SIMPLE CAPITAL FUND

June 30, 2010

Dear Fellow Shareholders:

For the 12 months ended June 30, 2010, the Simple Capital Fund had a total return of 21.81%. This compares favorably with the performance of the S&P 500 Index, the Fund’s benchmark, which had a total return of 14.43%. Our comparative record since the Fund began operations on August 17, 2007 is reported below:

Year

S&P 500 Index

Simple Capital Fund

Difference

2008 *

     -9.90%

-10.40%

  -0.50%

2009

   -26.21%

-16.83%

    9.38%

2010

    14.43%

 21.81%

    7.38%

*  August 17, 2007 (commencement of operations) through June 30, 2008.

We begin our report with this information for two reasons. First, the best measure of investment performance for a mutual fund is its performance relative to the market in general, rather than absolute performance. During a generally rising (or falling) market, all funds rise (or fall) with in accordance with the maxim: “a rising tide lifts all yachts.” The S&P 500 Index is our benchmark because it is widely viewed as “the” market barometer. Besides, investors can participate in the market’s performance through an index fund at very low cost. To earn our keep, then our job is to produce results better than the market over time.

Second, we believe one year is too short a period, whether measured in absolute or relative terms, to evaluate the effectiveness of any investment manager. A period of 5 years or more, preferably comparing results during both rising and falling markets, would be more appropriate. Investing in the Fund, rather than in an Index Fund, makes sense only if you believe, as we do, that (a) the S&P 500 will continue to perform in line with its historical long-term averages of between 7 and 10 percent per year (depending on when you start measuring) over long periods, and (b) that our strategy will gain at least small advantages annually over that index.  For an illustration of how gratifying that could be, see the hypothetical* table at the bottom of this letter.

A Look Behind the Numbers

The main contributors to performance were American Express, Berkshire Hathaway, and General Electric, which represent some of Fund’s largest holdings as a percentage of assets under management, and continued to recover from the depressed prices to which they had fallen during the credit crisis. Also contributing significantly were some incredible bargains we picked up during the latter part of the prior year (between March and June of 2009). Companies like M&T Bank & Trust, BreitBurn Energy Partners (an oil and gas exploration company), and Multimedia Games Technology recovered dramatically fast during the period.

On the negative side, some small holdings such as Dryships (a dry bulk sea carrier) and MEMC Electronic Materials (a maker of wafers for the solar and semiconductor industry) experienced significant declines. This was more than compensated for by the increase in our largest holdings and the gains produced by the sale of Burlington Northern (the railroad company) bought out by Berkshire Hathaway, and FEMSA (the Mexican beer maker and soft drinks distributor), which sold its beer operations to Heineken.

The principal reason for our superior results this past year was our ability to stay true to our investment strategy: buying good companies cheap and selling then only when they are no longer cheap, or a much better value becomes available. This may sound obvious or overly simplistic, but it is far from it. To successfully implement our investment strategy we must have the ability to act rationally at all times, especially during economically uncertain periods when market participants become fearful and pessimism rules the day.  The real test comes when, as we were painfully reminded in March 2009, having purchased a “bargain” one must watch its price decline and decline and decline, irrespective of value. To hold on through all the slings and arrows of a mad market is to act against human nature. Confidence in our investment process and its underlying assumptions was vital.

Staying the Course

Yogi Berra once said that “if you don't know where you're going, you might end up somewhere else.” Our strategy can only be implemented successfully if, as we hope, you are investing with a long term goal, i.e., to achieve important financial goals such as a comfortable retirement or college education for your children. It takes years to significantly increasing the value of your investments and meet those goals. We believe having a long term perspective is one of the keys to sustainable investment success.

The Fund’s strategy in helping you pursue these goals is to buy shares of good companies when prices are significantly below our estimate of what they are worth. History shows that share prices eventually reflect a company’s intrinsic value, at least more often than not. Price and value differ significantly only when the value is hidden or some event is taken out of proportion, making stocks in general or in the companies affected very unpopular. Sometimes prices come back quickly and other times slowly. To operate successfully, the Fund must have shareholders who share our philosophy and have the patience necessary to see the results pan out.

The road to investment prosperity is filled with many distractions. The strategy of saving regularly and acquiring shares of good businesses cheap is a proven path to financial success. To reach your destination, you must stay the course. Avoid the temptation to go off the road either for fear of being in the wrong path or in search of short-cuts. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Those are both easy ways to lose your capital permanently.

We thank you for the trust you have placed in us. Saving regularly and investing in good companies when they are cheap works. We have it on the word of Andrew Carnegie: “You want to know if you will be rich” he said, “the answer is ‘can you save money?’” Continue to save. We promise to remain vigilant, working hard to find great investment opportunities for you.

Sincerely,

Otto and Barry

Portfolio Managers

*The following table is a hypothetical illustration of the potential compounded value of investing $5,000  per year in a tax exempt vehicle such as a Roth IRA producing average returns of 5%, 10%, and 15%, per year for 10, 20, and 30 years:

	5%	10%	15%	20%
10 Years	$ 62,889	$ 79,687	$ 101,519	$ 129,793
20 Years	$ 165,330	$ 286,375	$ 512,218	$ 933,440
30 Years	$ 332,194	$ 822,470	$ 2,173,726	$ 5,909,408

THE SIMPLE CAPITAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2010 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED JUNE 30, 2010

	One Year	Since Inception (8/17/2007)
Simple Capital Fund (1)	21.81%	(3.32)%
S&P 500 Index (2)	14.43%	(9.09)%

Simple Capital Fund
S&P 500 Index
11,000
9,000
7,000
5,000
Inception Date: 8/17/2007
Aug-07
Oct-07
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10

(1) This chart assumes an initial investment of $10,000 made on 8/17/2007 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.

(2) The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excluded the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Performance figures represent past performance, which is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on redemption of Fund shares.

For performance information current to the most recent month-end, please call (866) 694-6672.

THE SIMPLE CAPITAL FUND

           PORTFOLIO ANALYSIS

              JUNE 30, 2010 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	The Simple Capital Fund
	Schedule of Investments
	June 30, 2010

Shares		Value

COMMON STOCKS - 91.86%

Biological Products (No Diagnostic Substances) - 7.59%
900	Enzon Pharmaceuticals, Inc. *	$ 9,585
2,700	PDL Biopharma, Inc.	15,174
		24,759
Bitumous Coal & Lignite Surface Mining - 2.07%
150	Alliance Resource Partners, L.P.	6,745

Concrete Gypsum Plaster Products - 1.48%
400	USG Corp. *	4,832

Crude Petroleum & Natural Gas - 7.36%
382	Breitburn Energy Partners L.P.	5,703
500	Pengrowth Energy Trust Class A (Canada)	4,580
400	Petroleo Brasileiro S.A. (Brazil)	13,728
		24,011
Deep Sea Foreign Transportation of Freight - 1.79%
850	Dryships, Inc. (Greece) *	3,035
400	Safe Bulkers, Inc.	2,812
		5,847
Drilling Oil & Gas Wells - 1.89%
200	Noble Corp.	6,182

Electronic & Other Electrical Equipment - 5.75%
1,300	General Electric Co.	18,746

Finance Services - 2.43%						`
200	American Express Co.	7,940

Fire, Marine & Casualty Insurance - 10.99%
450	Berkshire Hathaway, Inc. Class B *	35,860

Food & Kindred Products - 1.47%
100	Nestle S.A. ADR (Switzerland)	4,790

Hospital & Medical Service Plans - 1.40%
100	Humana, Inc. *	4,567

Investment Advice - 2.78%
500	Value Line, Inc.	9,070

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.78%
100	Spectrum Brands, Inc. *	2,536

National Commerical Banks - 2.35%
300	Wells Fargo & Co.	7,680

Natural Gas Transmission - 0.61%
500	Atlas Pipeline Holdings, L.P. *	1,995

Operative Builders - 2.13%
500	Lennar Corp.	6,955

Ordnance & Accessories (No Vehicles/Guided Missiles) - 1.42%
50	National Presto Industries, Inc.	4,643

Perfumes, Cosmetics & Other Toilet Preparations - 6.03%
250	Colgate-Palmolive Co.	19,690

Pharmaceutical Preparations - 6.49%
100	Dendreon Corp. *	3,233
100	Johnson & Johnson	5,906
400	Sanofi-Aventis ADR (France)	12,024
		21,163
Plastics, Foil & Coated Paper Bags - 4.27%
500	Pactiv Corp. *	13,925

Retail-Eating Places 0.70%
500	Carrols Restaurant Group, Inc *	2,285

Savings Institution, Federally - 0.01%
5,805	PFF Bancorp, Inc. *	35

Security Brokers, Dealers & Flotation Companies - 3.49%
50	Goldman Sachs Group, Inc.	6,564
300	Investment Technology Group, Inc. *	4,818
		11,382
Semiconductors & Related Devices - 1.51%
500	MEMC Electronics Materials, Inc. *	4,940

Services-Computer Programming, Data Processing, Etc. - 1.36%
10	Google, Inc. Class A *	4,450

Services-Educational Services - 0.26%
76	Ambassadors Group, Inc.	858

Services-Equipment Rentals & Leasing - 1.59%
500	AerCap Holdings N.V. *	5,190

Services-Personal Services - 2.36%
300	Weight Watchers International, Inc.	7,707

Ship & Boat Building & Repairing - 1.79%
100	General Dynamics Corp.	5,856

State Commercial Banks - 7.18%
825	Itua Unibanco Holdings S.A. ADR	14,858
100	M&T Bank Corp.	8,495
		23,353
Telephone Communications (No Radio Telephone) - 0.53%
100	France Telecom ADR	1,731

TOTAL FOR COMMON STOCKS (Cost $322,795) - 91.86%		299,723

SHORT TERM INVESTMENTS - 7.41%
24,180	Huntington Treasury Money Market Fund IV 0.01% ** (Cost $24,180)	24,180

TOTAL INVESTMENTS (Cost $346,975) - 99.27%		323,903

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.73%		2,382

NET ASSETS - 100.00%		$ 326,285

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2010.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

          These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 299,723	-	-	$ 299,723
	Short-Term Investments
	Huntington Treasury Money Market Fund IV	24,180	-	-	24,180

		$ 323,903	-	-	$ 323,903
The accompanying notes are an integral part of these financial statements.

The Simple Capital Fund
Statement of Assets and Liabilities
June 30, 2010

Assets:
Investments in Securities, at Value (Cost $346,975)	$ 323,903
Receivables:
Dividends and Interest	387
Due from Advisor	22,767
Prepaid Expenses	1,105
Total Assets	348,162
Liabilities:
Payables:
Securities Purchased	8,335
Accrued Expenses	13,542
Total Liabilities	21,877

Net Assets	$ 326,285

Net Assets Consist of:
Paid In Capital	$ 384,210
Accumulated Undistributed Net Investment Income	3,921
Accumulated Realized Loss on Investments	(38,774)
Unrealized Depreciation in Value of Investments	(23,072)
Net Assets, for 38,631 Shares Outstanding	$ 326,285

Net Asset Value Per Share	$ 8.45

The accompanying notes are an integral part of these financial statements.

The Simple Capital Fund
Statement of Operations
For the year ended June 30, 2010
.

Investment Income:
Dividends (net of $557 of foreign tax withheld)	$ 8,649
Interest	5
Total Investment Income	8,654

Expenses:
Advisory Fees (Note 3)	3,157
Audit Fees	13,757
Transfer Agent Fees	10,402
Custody Fees	3,671
Registration Fees	4,460
Printing & Postage Fees	167
Miscellaneous Fees	26
Total Expenses	35,640
Fees Waived and Reimbursed by the Advisor (Note 3)	(31,219)
Net Expenses	4,421

Net Investment Income	4,233

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	5,036
Net Change in Unrealized Appreciation on Investments	44,905
Realized and Unrealized Gain on Investments	49,941

Net Increase in Net Assets Resulting from Operations	$ 54,174

The accompanying notes are an integral part of these financial statements.

The Simple Capital Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2010	6/30/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 4,233	$ 3,719
Realized Gain (Loss) on Investments	5,036	(38,220)
Unrealized Appreciation (Depreciation) on Investments	44,905	(17,591)
Net Increase (Decrease) in Net Assets Resulting from Operations	54,174	(52,092)

Distributions to Shareholders:
Net Investment Income	(3,776)	(4,189)
Realized Gains	-	(10,192)
Total Distributions Paid to Shareholders	(3,776)	(14,381)

Capital Share Transactions (Note 4)	(14,960)	31,356

Total Increase (Decrease) in Net Assets	35,438	(35,117)

Net Assets:
Beginning of Period	290,847	325,964

End of Period (Including Undistributed Net Investment Income of $3,921, and $3,464, respectively)	$ 326,285	$ 290,847

The accompanying notes are an integral part of these financial statements.

The Simple Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

			Period *
	Years Ended		Ended
	6/30/2010	6/30/2009	6/30/2008

Net Asset Value, at Beginning of Period	$ 7.02	$ 8.96	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.12	0.09	0.15
Net Gain (Loss) on Securities (Realized and Unrealized)	1.42	(1.65)	(1.19)
Total from Investment Operations	1.54	(1.56)	(1.04)

Distributions:
Net Investment Income	(0.11)	(0.11)	-
Realized Gains	-	(0.27)	-
Total from Distributions	(0.11)	(0.38)	-

Net Asset Value, at End of Period	$ 8.45	$ 7.02	$ 8.96

Total Return ***	21.81%	(16.83%)	(10.40%)

Ratio of Expenses to Average Net Assets
Before Waivers	11.19%	9.84%	12.10%	****
After Waivers	1.40%	1.40%	1.40%	****
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers	(8.47%)	(7.09%)	(8.98%)	****
After Waivers	1.33%	1.35%	1.71%	****

Portfolio Turnover	69.00%	126.92%	121.02%

* For the period August 17, 2007 (commencement of investment operations) through June 30, 2008.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
**** Annualized
The accompanying notes are an integral part of these financial statements.

THE SIMPLE CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Note 1. Organization

The Simple Capital Fund (the “Fund”), is a non-diversified series of the Simple Capital Trust (the “Trust”), an open-end regulated investment company that was organized as a Massachusetts Business Trust on February 12, 2007. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series, each series representing a distinct fund with its own investment objective and policies.  At present, there is only one series authorized by the Trust.  Simple Capital, LLC is the advisor to the Fund (the “Advisor”).  The Fund’s investment objective is to provide long-term capital appreciation. The Fund’s principal investment strategy is value investing.

Note 2. Summary of Significant Accounting Policies

Codification: The Financial Accounting Standards Board “FASB” has issued FASB ASC 105 (formerly FASB Statement No. 168), the “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of December 31, 2009.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

The Fund follows the guidance of ASC 815 regarding "Disclosures about Derivative Instruments and Hedging Activities" effective January 1, 2009. This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  The Fund did not have any activity in derivatives for the year ended June 30, 2010.

Security Valuation - The Fund’s investments are valued on the basis of official closing prices or market quotations. If official closing prices or market quotations are not readily available, or if a securities value has been materially affected by events occurring after the close of the market in which the security is principally traded but before 4:00 p.m. eastern time, that security will be valued at the fair value determined in good faith by the Advisor, subject to the review and oversight of the Fund’s Board of Trustees. The Fund may use an independent pricing service to determine the fair value of specific securities.

Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as “price arbitrage”). To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities by short-term traders, but there is no assurance the Fund’s fair valuation policies will prevent dilution of the Fund’s NAV.

Equity Securities    The Fund intends to be fully invested in equity securities. These securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed Income Securities- The Fund may invest in money market instruments and other securities in U.S. dollar and non-U.S. dollar denominated money market instruments and other securities, including debt obligations issued by the U.S. and foreign national, provincial, state or municipal governments or their political subdivisions. The Fund may also invest in (1) money market instruments and other securities issued by international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (2) non-dollar securities issued by the U.S. government; and (4) foreign corporations includes short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers' acceptance, and other short-term liquid instruments.

The Fund may also invest in U.S. and foreign government securities, corporate debt obligations variable amount master demand notes, variable and floating rate securities, repurchase agreements, commercial paper, bank instruments, real estate investment trusts (REITS) as well as other investment companies, convertible securities warrants and depository receipts.

Money market instruments and other securities in which the Fund may invest generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2009-2010 and the period August 17, 2007 through June 30, 2008, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the period ended June 30, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders-   The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date. See Note 8 for additional dividend information.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Transaction Timing- The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Investment Management Agreement

The Fund has a management agreement with the Advisor to furnish investment advisory and management services to the Fund.  The Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00%. For the year ending June 30, 2010, the Advisor earned a fee of $3,157 from the Fund.

The Advisor has contractually agreed to waive fees and/or reimburse the expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at 1.40% of its average daily net assets for the first five years of the operations of the Fund.  The Advisor reimbursed the Fund $31,219 for expenses for the year ended June 30, 2010.  The Advisor owed the Fund $22,767 at June 30, 2010.

Note 4. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital as of June 30, 2010 was $384,210.  Transactions in capital were as follows:

July 1, 2009 through June 30, 2010

	Shares	Amount
Shares sold	4,330	$39,369
Shares reinvested	422	3,776
Shares redeemed	(7,562)	(58,105)
Decrease	(2,810)	$(14,960)

July 1, 2008 through June 30, 2009

	Shares	Amount
Shares sold	4,311	$28,051
Shares reinvested	2,365	14,381
Shares redeemed	(1,615)	(11,076)
Increase	5,061	$31,356

Note 5. Investment Transactions

For the year ended June 30, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $186,788 and $201,060 respectively.

Note 6. Tax Matters

As of June 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for the Fund was as follows:

Undistributed ordinary income

      $     3,921

Capital loss carryforward expiring 6/30/2018+

     ($  38,188)

Post-October capital loss deferrals realized between 11/1/09 and 6/30/2010*            $            0

Gross unrealized appreciation on investment securities

      $   34,254

Gross unrealized depreciation on investment securities

     ($  57,916)

Net unrealized depreciation on investment securities

      $ (23,662)

Cost of investment securities, including Short-Term investments

      $ 347,565

*These deferrals are considered incurred in the subsequent year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

The difference between book and tax cost represents disallowed wash sales for tax purposes.

Note 7. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. Norma Guerrero owns approximately 45% of the Fund.

Note 8.  Distributions to Shareholders

On December 30, 2009 the Fund declared and paid a distribution to shareholders of record of $.1071 per share from net investment income.  The tax character of distributions paid was as follows:

Ordinary income

                $  3,776

Capital gains

           0

$  3,776

Note 9.

 New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU 2010-06 will have on the Funds’ financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Simple Capital Fund,

  a Series of Simple Capital Trust

We have audited the accompanying statement of assets and liabilities of The Simple Capital Fund, a Series of the Simple Capital Trust (the “Fund”), including the schedule of investments, as of June 30, 2010 and the related statements of operations for the year then ended, changes in net assets and financial highlights for each of the two years in the period then ended and the financial highlights for  the period August 17, 2007 (commencement of investment operations) through June 30, 2008.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of June 30, 2010, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Simple Capital Fund, a Series of Simple Capital Trust as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended  and the financial highlights for the period August 17, 2007 (commencement of investment operations) through June 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania August 30, 2010

The Simple Capital Fund
Expense Illustration
June 30, 2010 (Unaudited)

Expense Example

As a shareholder of the Simple Capital Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2010	June 30, 2010	January 1,2010 to June 30,2010

Actual	$1,000.00	$949.44	$6.77
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.85	$7.00

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE SIMPLE CAPITAL FUND

ADDITIONAL INFORMATION

JUNE 30, 2010 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Age and Address	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Peter Delaney, 44 7 Oak Court, Poughkeepsie, NY 12603	Trustee Since inception of Fund and until a successor is elected and qualified	Founder and President, Staff Line, Inc., since 2000.
Jose P. Sanchez, 36 40 Kingston Street, Lawrence, MA 01843	Trustee Since inception of Fund and until a successor is elected and qualified	Engineer, Flir Systems, since 1996.
Ryan Hanna, 39 11 Langdon Avenue, Watertown, MA 02472	Trustee Since inception of Fund and until a successor is elected and qualified	Securities Analyst, Cambridge Trust Company, since 2001.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Age and Address	Position and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Oriosto Medrano, 36 c/o Simple Capital, LLC One Apple Hill Suite 316 Natick, MA 01760	Chief Executive Officer and Chief Compliance Officer Since inception of Fund and until a successor is elected and qualified	Chief Executive Officer and Co-Managing Member, Simple Capital, LLC – October 2005 through present; Consultant – BISYS Regulatory Services, 2004-2007.
Barry McNeil, 40 c/o Simple Capital, LLC One Apple Hill Suite 316 Natick, MA 01760	Treasurer, Principal Accounting and Financial Officer Since inception of Fund and until a successor is elected and qualified	Chief Financial Officer and Co-Managing Member, Simple Capital, LLC – January 2007 through present; The Mathworks 2002 through 2007.

There were no director’s fees paid during the fiscal year ending June 30, 2010.

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1 (866) 694-6672 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 6-month period ended December 31 are available without charge upon request by (1) calling the Fund at (866) 694-6672 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1 (866) 694-6672.

Investment Advisory Renewal

At the August 8, 2010 meeting, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional one-year period.  The Trustees approval was based on consideration and evaluation of the information and material provided to the Trustees and a variety of specific factors discussed at those meetings and at prior meetings, including:

1. the nature, extent and quality of the services provided to the Fund under the Advisory Agreement;

2. the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3. the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4. the profitability of the Advisor with respect to the Fund, including both direct and indirect benefits accruing to the Advisor; and

5. the extent to which economies of scale would be realized as the Fund grows, and whether fee level in the Advisory Agreement reflects those economies of scale for the benefit of the Fund’s investors.

Nature, Extent and Quality of Services.  The Trustees considered the nature, extent and quality of the services provided by the Advisor to the Fund and the resources of the Advisor.  In this regard, the Trustees evaluated, among other things, the Advisor’s personnel, experience, performance history and compliance program.  Following its evaluation, the Trustees concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the Advisor to the Fund supported renewal of the Advisory Agreement.

Fund Performance.  The Trustees considered the Fund’s performance in determining whether to renew the Advisory Agreement.  Specifically, the Trustees considered the Fund’s performance relative to a peer group of other mutual funds and appropriate indices/benchmarks, in light of total return, yield and market trends.  As part of this review, the Trustees considered the composition of the peer groups, selection criteria and the reputation of the third party who prepared the peer group analysis.  In evaluating the performance of the Fund, the Trustees considered both market risk and shareholder risk expectations for the Fund and whether, irrespective of relative performance, the Advisor’s absolute performance was consistent with expectations for its investment methodology.   As to the investment performance of the Fund and the Advisor, the Trustees reviewed the performance of the Fund.  Based on the information provided, the Trustees found the performance of the Fund acceptable, based primarily on the most recent performance of the Fund.

Fund Expenses.  With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Advisory Agreement, and the Fund’s expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party.  Following its evaluation, the Trustees concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Advisory Agreement.

Profitability.  With regard to profitability, the Trustees considered the compensation flowing to the Advisor and reviewed management’s financial statements.  The Trustees considered whether the levels of compensation and profitability under the Advisory Agreement was reasonable and justified in light of the quality of all services rendered to the Fund.  Based on this evaluation, the Trustees concluded, within the context of its full deliberations, that the profitability of the Advisor is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale.  The Trustees considered the absence of any economies of scale and noted that given the size of the Fund and the fact that the Fund is the only fund managed by the Advisor at this time, there are no such economies to be passed along to shareholders.  However, the Trustees noted that they would continue to monitor the growth in assets of the Fund and any future series of the Trust that may be advised by the Advisor and asked the Advisor to continue to monitor the Fund’s expenses and asset size in connection with determining when economies of scale may allow develop which may be passed along to shareholders if deemed advisable under the circumstances

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling.  Based on the independent Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, approved the continuation of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the independent Trustees have considered to be relevant in the exercise of their reasonable judgment.

Board of Trustees

Peter Delaney

Jose P. Sanchez

Ryan Hanna

Investment Adviser

Simple Capital, LLC

One Apple Hill, Suite 316

Natick, Massachusetts 01760

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval, Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road, Abington, PA 19001

This report is provided for the general information of the shareholders of The Simple Capital Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2010

$ 10,500

FY 2009

$ 10,000

(b)

Audit-Related Fees

Registrant

FY 2010

$ 0

FY2009

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2010

$ 1,600

FY 2009

$ 1,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2010

$ 0

FY 2009

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2010

$ 1,600

FY 2009

$ 1,500

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Simple Capital Trust

/s/ Oriosto Medrano Santana

Oriosto Medrano Santana

Principal Executive Officer

Date: September 1, 2010

/s/ Barry McNeil

Barry McNeil

Principal Financial and Accounting Officer

Date: September 1, 2010

*Print the name and title of each signing officer under his or her signature.